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                                                                   EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of Tera Computer Company on Form S-8 of the reports of Deloitte & Touche LLP dated January 30, 1996, incorporated by reference in the Annual Report on Form 10- KSB of Tera Computer Company for the year ended December 31, 1995.

DELOITTE & TOUCHE LLP


Seattle, Washington

September 26, 1996

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